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                                                                 Exhibit 10.13

                              REGISTERS OF SCOTLAND



      98/9160

      AT EDINBURGH the Thirteenth day of March Nineteen hundred and ninety eight the Deed hereinafter reproduced was presented for registration in the Books of the Lords of Council and Session for preservation and execution and is registered in the said Books as follows:

                                        LEASE


                                        Among


                                        TAYLOR WOODROW PROPERTY COMPANY LIMITED, incorporated under the Companies Acts and having their Registered Office at International House,
                                        1 St Katharine's Way, London, E1 9TW
                                        (hereinafter called "the Landlords"
                                        which expression shall where the context so requires or admits include all persons deriving title from them) Of the First Part

                                        and


                                        CLINTRIALS RESEARCH LIMITED,
                                        incorporated under the Companies Acts
                                        and having their Registered Office at
                                        Kings Chase, 107-123 King Street,
                                        Maidenhead, Berkshire SL6 1DP
                                        (hereinafter called "the Tenants" which
                                        expression shall where the context so
                                        requires or admits include their
                                        permitted successors and assignees) Of
                                        the Second Part

                                        and


                                        guaranteed by

                                        CLINTRIALS RESEARCH, INC., a corporation incorporated in the State of Delaware and having its headquarters at 20 Burton Hills Boulevard, Nashville, Tennessee, 37215 U.S.A. (hereinafter called "the Guarantors") Of the Third Part

IT IS CONTRACTED AND AGREED between the Landlords and the Tenants in the following manner, videlicet:-


FIRST                   (One) The Landlords in consideration of the rent and
Subjects                other prestations and of the whole conditions
Let:                    hereinafter contained hereby let to the Tenants ALL and
                        WHOLE the subjects described in paragraph ONE of Part I of the Schedule annexed and executed as relative hereto
                        (Two) the said subjects let shall include the following in so far as within the boundaries thereof and any additions carried out by the Tenants (except Tenants' fittings and fixtures) or replacements:-

                              (i)   all non-structural walls and partitioning,

                              (ii)  the finishes of the ceilings, walls and
                                    floors,

                              (iii) every part of all doors and windows
                                    including the glass and the frames thereof
                                    and the fastenings,
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                              REGISTERS OF SCOTLAND

                              (iv) all drains, sewers, gas, electric and water pipes, conduits, electric mains, wires, radiators, meters, safety devices and other appliances which serve the subjects exclusively and are not the property of any public corporation or state authority,

                              (v)   all Landlords' fixtures and fittings,
                                    carpeting, equipment and apparatus
                                    whatsoever within the Premises and in
                                    particular those items set out in Part V of the Schedule,

                              (vi) the service lift situated in the west wing of the Premises and

                              (vii) all other internal parts of the subjects not
                                    specifically mentioned above,

                        (Three) the said subjects let shall exclude the main structure, foundations, underbuilding, walls and roof and all structural and load bearing walls, common and mutual walls including without limitation walls adjoining common parts of the Property, floor stair and roof slabs of the building known as 1 Cadogan Square, Glasgow in the Landlords' Development comprising numbers 1 and 2 Cadogan Square, Glasgow of which they form part (which building is shown outlined in blue on Plan Number Two annexed and executed as relative hereto and which Development is shown outlined in yellow on said Plan Number Two and comprises part of the subjects described in the Land Register for Scotland under Title Number GLA 120436 are hereinafter referred to respectively as "the Property" and "the Development") and (Four) the said subjects let as described, indicated and defined above are called "the Premises" hereinafter in this Lease and in the Schedule hereto.

SECOND                  There are excepted and reserved to the Landlords and all
Exceptions and          others for the time being authorised by them:-
Reservations:

                        (a) subject to the Landlords not adversely affecting the existing accesses to the Premises, the right to build or rebuild upon any adjoining or adjacent subjects to such height and in such manner and otherwise as the Landlords acting reasonably may desire or permit and to use the same in whatever manner acting reasonably may be desired and whether or not the access of light to the Premises at present appertaining to the Premises shall be lessened or affected in any way but not so as to make the Premises untenantable under any Government Orders or Regulations;
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                              REGISTERS OF SCOTLAND

                        (b) the right to take into use all foundations, underbuilding, roofs, walls (other than internal to the Premises), fences, drains, sewers, gas and water pipes, conduits, electric mains, wires and appliances and the like to build upon, connect with or otherwise use the same without payment of any consideration to the Tenants but subject as from the date of such taking into use as aforesaid to contributing a fair and just proportion of the expenses of maintaining, repairing and renewing same;

                        (c) the free and uninterrupted passage and use of all existing common sewers, gas and water pipes, electric mains, wires and appliances, heating apparatus, watercourses and drains and other conducting media under, over or about the Premises or any part thereof and also the free and uninterrupted passage and running of water and soil from the other buildings and subjects adjoining or near the Premises through the said sewers, pipes, water sources and drains and other conducting media;

                        (d) the right to enter into and upon the Premises at all reasonable times (upon prior appointment except in case of emergency) for the purpose of building or rebuilding upon any adjoining or neighbouring subjects as aforesaid, or taking into use or connecting to or inspecting or repairing any walls, fences, drains, sewers, gas and water pipes, electric mains, wires and any other conducting media as aforesaid, subject to making good any damage thereby caused to the Premises;

                        (e) all necessary rights of support and protection for such other buildings and subjects and each and every part thereof as are situated above, below or adjoining or adjacent to the Premises;

                        (f) subject to the Landlords not adversely affecting the existing accesses to the Premises or materially adversely affecting the other rights conferred upon the Tenants by this Lease referred to in Clause ONE of Part 1 of the Schedule, the right at any time to alter or depart from the composition and/or layout of the surrounding development in such manner and to such extent as the Landlords may in their sole discretion decide and that without any claim being competent against the Landlords at the instance of the Tenants for compensation or otherwise and

                        (g) the right at any time to suspend temporarily any right of access granted in favour of the Tenants over any portion of the Property or over any adjoining or adjacent subjects for the purpose of repairing or renewing the same or for any other necessary purpose and that in every case in a manner calculated to
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                              REGISTERS OF SCOTLAND
                              cause the least interference with the Tenants' use and enjoyment of the Premises but without any claim being competent against the Landlords at the instance of the Tenants for compensation or otherwise in respect of such suspension; Provided always that in this event the Landlords will ensure sufficient alternative means of access to the Premises. The Landlords in the exercise of the powers reserved to them by this Clause SECOND shall make good or procure that there shall be made good all damage thereby occasioned to the Premises and the fixtures and fittings and possessions therein belonging to the Tenants and that all to the reasonable satisfaction of the Tenants.

THIRD                   This Lease shall (notwithstanding the dates hereof)
Entry and               subsist for the period mentioned in paragraph TWO of
Duration:               Part I of the Schedule hereto from the date of entry of
                        the Tenants to the Premises also mentioned therein.

FOURTH                  (One)   The Tenants bind and oblige themselves and their
The Annual                      permitted successors and assignees to pay to the
Rent:                           Landlords the annual rent specified or referred
                                to in Part II of the Schedule hereto.

Payment of              (Two)   The said annual rent shall be paid by the
Annual Rent:                    Tenants to the Landlords in accordance with the
                                provisions and others contained or referred to in Part II of the Schedule hereto.

Sums other              (Three) Any sum payable by the Tenants to the Landlords
than Rent:                      in addition to rent in terms of this Lease shall
                                if unpaid be recoverable as if it were unpaid rent.

FIFTH                   The Tenants hereby bind and oblige themselves and their
Tenants'                permitted successors and assignees to observe and
Obligations:            perform throughout the currency of this Lease the
                        conditions, obligations and others specified or referred to in Part III of the Schedule hereto.

SIXTH                   Subject always to the reservations, conditions and
Landlords'              others herein expressed or referred to and to the
Obligations:            Tenants punctually paying the annual rent hereinbefore
                        mentioned and performing and observing the conditions and obligations on the part of the Tenants herein contained or referred to the Landlords bind and oblige themselves as follows:-

Warranty:               (One)   To warrant this Lease to the Tenants at all
                                hands and against all mortals;
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                              REGISTERS OF SCOTLAND

Maintenance:            (Two)   To observe and perform throughout the currency
                                of this Lease the conditions, obligations and others specified or referred to in Part IV of the Schedule hereto (hereinafter called "the
                                Landlords' Services");

Insurance:              (Three) To insure and at all times during the currency
                                of this Lease to keep so insured with an
                                Insurance Office of repute the Development
                                including without limitation the car parks
                                therein together with all erections and
                                Landlords' fixtures (including boilers and
                                lifts) of an insurable nature which are now or at any time during the currency of this Lease may be erected or placed upon or affixed to the Development and also all common items or parts effeiring thereto to their full reinstatement value in the event of total destruction thereof including architects', surveyors' and engineers' fees and other professional fees and other incidental expenses and the costs of debris removal, demolition and shoring up (such value to be determined by the Landlords acting reasonably) against loss or damage by fire, earthquake, explosion, aircraft (other than hostile aircraft) and other aerial devices or articles dropped therefrom, riot and civil commotion, terrorism, subsidence, labour disturbances and damage by malicious persons, storm or tempest (including lightning) bursting or overflowing of water tanks, apparatus or pipes, flood impact and such other normal commercial risks or insurance as the Landlords or the Tenants both acting reasonably shall require and also to insure as aforesaid (i) for a loss of rent and Service Charge for an indemnity period of three years, (ii) against public liability property owners' and third party liability for all risks outside the Premises for such a sum as the Landlords may properly consider appropriate and (iii) for an excess carried by any of the Landlords' insurance policies, where the Landlords reasonably consider this appropriate (the foregoing risks being hereafter collectively referred to as "the insured risks"); Provided always that the Landlords will only insure against the risks hereinbefore specified so long as and to the extent to which they are able to obtain such cover whether that be fully, partially or not at all; The interest of the Tenants and any permitted sub tenants will be noted upon the relative policy or policies of insurance and the Landlords will use their reasonable endeavours to secure a waiver of all and any subrogation rights which the nominated insurers may have against the Tenants and any such permitted sub tenants; In
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                              REGISTERS OF SCOTLAND
                                the event of the Premises or any part thereof or the Development or the said common items or parts or any part thereof being at any time during the currency of this Lease destroyed or damaged by any of the insured risks, then as often as the same shall happen (except to the extent that the insurance effected by the Landlords shall have been vitiated or the payment of Policy monies refused by some act or default of the Tenants or those for whom the Tenants are responsible at law), the Landlords shall with all reasonable speed be bound to expend the monies received by them in respect of the said insurance (excepting payment for loss of rent and Service Charge which shall be retained by the Landlords and shall be accepted as in satisfaction pro tanto of the said annual rent and Service Charge) (the Landlords being bound to make up any shortfall in such insurance monies out of their own resources) in making good and shall make good as soon as reasonably possible all damage caused to the Premises or the Property or the Development or the said common items or parts as the case may be by any of the insured risks. If required by the Tenants the Landlords will exhibit to the Tenants the policy or policies of insurance and the receipts for the premiums payable therefor. Provided always, however, that if the Premises and/or the Property shall be totally destroyed or shall be so damaged as to be unfit for occupation and use, whether by an insured risk or otherwise that the Landlords acting reasonably shall consider the redevelopment of the site of the Property to be necessary or desirable the Landlords may within 3 months after the date of such damage or destruction (time being of the essence) by not less than one month's notice given to the Tenants determine the Lease ("the Determination Notice") and upon the expiry of the Determination Notice the Lease shall cease and determine and the Tenants shall forthwith give to the Landlords vacant possession of the Premises without prejudice to any rights or remedies which may then have accrued to the Landlords against the Tenants or vice versa in respect of any breach of any of the obligations and conditions contained in the Lease and the insurance monies shall belong in full to the Landlords; And

                        (Four) The Landlords shall implement diligently all obligations incumbent on them as tenants under any Lease of the Development or the Property which is superior to this Lease except to the extent that such obligations
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                              REGISTERS OF SCOTLAND
                                relate to the Premises and have been undertaken by the Tenants hereunder.

SEVENTH                 The Landlords shall not be responsible or liable in any
Limitation of           way whatever to the Tenants or to any person or persons
Landlords'              in the Premises with the actual or implied authority of
liability:              the Tenants in respect of any interruption or failure of
                        any services or by reason of the defective working, accidental stoppage or breakage or other cause in all cases outwith the Landlords' reasonable control of any pipes, mains, wires, cables, appliances, apparatus, sewers, drains or machinery provided always that (1) the Landlords take all reasonable steps so far as within their control to implement the Landlords' obligations contained in Clause SIXTH as soon as reasonably practicable and (2) take all reasonable steps to enforce the obligations of any other tenants of the Development insofar as such tenants may be responsible for the same in terms of their lease or otherwise.

EIGHTH                  Notwithstanding and without prejudice to any other
Irritancy:              remedies and powers contained in this Lease or otherwise
                        available to the Landlords and subject always to the
                        provisions of the Law Reform (Miscellaneous Provisions)
                        (Scotland) Act 1985 if the rent herein provided for or
                        any part thereof shall at any time be in arrears for 21
                        days after the same shall have become due (whether
                        legally demanded or not) or if there shall be any other
                        breach of any of the undertakings on the part of the
                        Tenants contained in this Lease or if the Tenants shall
                        become notour bankrupt or apparently insolvent within
                        the meaning of Section 7 (1) of the Bankruptcy
                        (Scotland) Act 1985 or shall make any arrangement with
                        creditors or shall suffer any diligence to be levied on
                        the Premises or the contents thereof or being a company
                        shall go into liquidation whether voluntary or
                        compulsory (otherwise than a voluntary liquidation of a
                        solvent company for the purpose of amalgamation or
                        reconstruction) on terms approved by the Landlords in
                        writing or suffer a Receiver or Administrator to be
                        appointed then and in any case it shall be lawful for
                        the Landlords at any time thereafter by notice in
                        writing to bring this Lease to an end forthwith and to
                        enter the Premises and repossess and enjoy the same as
                        if this Lease had not been granted but without prejudice
                        to any right of action or remedy of the Landlords in
                        respect of any previous breach of any of the
                        undertakings by the Tenants contained in this Lease;
                        Provided that (1) in the case of a breach, non
                        observance or non performance by the Tenants which is
                        capable of being remedied, the Landlords shall not
                        exercise such option of irritancy unless and until they
                        shall first have given written notice to the Tenants and
                        to every
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                              REGISTERS OF SCOTLAND
                        creditor in any existing charge over the Tenants' interest under this Lease intimated in writing to the Landlords requiring the same to be remedied and the Tenants shall have failed to remedy the same within such reasonable time as the Landlords shall prescribe which in the case of non payment of rent or of any other monies becoming payable by the Tenants to the Landlords pursuant to any of the Tenants' obligations contained in this Lease shall be a period of fourteen days only and
                        (2) in the event of the liquidation or receivership of the Tenants and provided always that all (if any) arrears of rent, Service Charge, Insurance Premiums and other monetary outgoings due under and in terms of this Lease shall be paid in full and that such outgoings shall continue to be so paid (irrespective of the source of funds) the Landlords shall not be entitled to exercise such option of irritancy unless and until they shall have permitted any liquidator, receiver or creditor under any charge as aforesaid a period of six months from the date of the breach, non-observance or non-performance by the Tenants which gave rise to the irritancy in terms of this clause within which to dispose of the interest of the Tenants under this Lease to an approved assignee in terms hereof and then only if the Assignation to any such approved assignee shall fail to be completed within such six months period or any extensions thereof as may be approved by the Landlords.

NINTH                   Nothing contained in this Lease shall be deemed to
No Warranty             constitute any warranty by the Landlords that the
of Use:                 Premises or any part thereof are authorised for use
                        under the Planning Acts for any specific purpose.

TENTH                   The Guarantors guarantee and undertake to the Landlords
Guarantee:              that the Tenants will punctually and fully observe,
                        perform and implement all the obligations (including the payment of rent and other outgoings) imposed on the Tenants in terms of this Lease subject to the following:-

                        (One) In the event of the Tenants failing punctually and fully to observe, perform and implement the said obligations the Guarantors undertake that they will on demand pay and make good to the Landlords all losses, damages, costs and expenses sustained by the Landlords by reason of the Tenants' failure as aforesaid.

                        (Two) The Guarantors acknowledge that neither any neglect or delay by the Landlords in pursuing the Tenants for the observance, performance or implementation of the said obligations nor the granting of time by the Landlords in relation thereto shall have the effect of discharging, limiting or restricting the liability of the Guarantors hereunder.
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                              REGISTERS OF SCOTLAND

                        (Three) This Guarantee is granted without prejudice to
                                any other rights and remedies which the
                                Landlords may have against the Tenants arising from the Tenants' occupation of the Premises (whether by virtue of this Lease or otherwise) and the enforcing of such rights and remedies by the Landlords shall in no way affect the liability of the Guarantors hereunder.

                        (Four) If the Tenants (being a Company) go into liquidation or receivership or have an administrator appointed or are wound up or otherwise cease to exist or if the Tenants (being an individual or partnership) sign a Trust Deed for behoof of creditors or become apparently insolvent and as a result this Lease is terminated or if this Lease is terminated following a failure to implement, breach of, or contravention of its terms by the Tenants the Guarantors shall be obliged to accept and the Landlords to grant within a period of three months of the termination of this Lease (time being of the essence in this respect) a new Lease of the Premises from the Landlords, such new Lease to commence on the date of termination as aforesaid and to run for the then unexpired period of this Lease at the rent last payable under this Lease and otherwise to be on the same terms and conditions as contained in this Lease mutatis mutandis, Declaring that the Guarantors will be liable for the whole proper and reasonable legal fees and relative costs and expenses (including the Landlords' legal expenses, the stamp duty and the registration dues) and other outlays incurred in the
                                preparation of such new Lease.

                        (Five) The Landlords and the Guarantors hereby prorogate the non exclusive jurisdiction of the Scottish Courts.

ELEVENTH                Any notice, request or consent under or in relation to
Notices:                this Lease shall be in writing. Any notice to the
                        Tenants (if a Corporation) shall be sufficiently served
                        if sent by Recorded Delivery to their Registered Office
                        and (if the Tenants shall be a person) shall be
                        sufficiently served if sent by Recorded Delivery to him
                        at his last known address in Great Britain or Northern
                        Ireland. Any notice to the Landlords shall be
                        sufficiently served if sent by Recorded Delivery to
                        their Head or Registered Office. Any notice sent by
                        Recorded Delivery shall be deemed to have been duly
                        served at the expiry of Seventy two hours after the time
                        of posting. In proving service it shall be sufficient to
                        prove that the envelope containing the notice, request
                        or consent was duly addressed to the Tenants or the
                        Landlords (as the case
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                              REGISTERS OF SCOTLAND
                        may be) in accordance with this Clause and posted to the place to which it was so addressed.

TWELFTH                 The Clause headings herein and in the Schedule hereto
Clause                  are inserted for convenience of reference and are not
Headings:               deemed to form part of these presents nor shall they
                        affect the construction thereof.

THIRTEENTH              Notwithstanding execution of this Lease and/or occupancy
Missives to remain      by the Tenants, the Missives of Lease between the
in force:               Landlords and the Tenants dated 16th June 1997 shall be
                        deemed to be incorporated herein and remain in full force and effect.

FOURTEENTH              The parties certify that this Lease is not a lease which
Stamp Duty              gives effect Stamp Duty to an Agreement for Lease as
                        interpreted by the Inland Revenue in terms of the Guidance Note dated Thirtieth June Nineteen hundred and ninety four referring to Section 240 of the Finance Act
                        1994.

FIFTEENTH               The Parties hereto consent to registration hereof for
Consent to              preservation and IN WITNESS WHEREOF these presents
Registration:           consisting of this and the nine Consent to proceeding
                        pages together with the Schedule, Plan Number 1, Plan
                        Number 2, Plan Number 3 and Schedule of Condition annexed are executed as follows: they are subscribed
                        Registration: for an on behalf of ClinTrials Research
                        Inc. at Glasgow on the Eighteenth day of December
                        Nineteen hundred and ninety seven by Paul Joseph
                        Ottaviano, Executive Vice President - Worldwide
                        Operations, in the presence of Robert Morris Reekie, Director, Medical and Regulatory Affairs, ClinTrials
                        Research Limited, One Cadogan Square, Glasgow; they are subscribed for and on behalf of the said ClinTrials
                        Research Limited at Maidenhead on the Nineteenth day of January Nineteen hundred and ninety eight by Doctor
                        William Lawson Shaw, President of Europe-Asia Pacific, in the presence of Tina Ann Young, Director, Data
                        Management, both of ClinTrials Research Limited, Kings
                        Chase, 107-123 King Street, Maidenhead, Berkshire; and they are subscribed for and on behalf of the said Taylor
                        Woodrow Property Company Limited by John Howard Brooks,
                        Director and Clifford Robin Knott, Director/Secretary at
                        London on the Sixth day of February Nineteen hundred and ninety eight.


                        /s/ Paul J. Ottaviano
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                              REGISTERS OF SCOTLAND

           SCHEDULE REFERRED TO IN THE FOREGOING LEASE BETWEEN TAYLOR
                      WOODROW PROPERTY COMPANY LIMITED AND
                           CLINTRIALS RESEARCH LIMITED

                                     PART I

ONE                     The Premises comprise the following:- ALL and WHOLE the
Description             office accommodation shown outlined within red boundary
of Premises:            lines on Plan Number One annexed and executed as
                        relative hereto comprising the First, Second and Third
                        Floors accommodation of the Property which Premises are situate in the Parish of Glasgow and County of Lanark and for the purpose of registration of Writs within the County of the Barony and Regality of Glasgow being part of the subjects described in the Land Register for Scotland under Title Number GLA 120436; Together with
                        (One) the right to the exclusive use of sixteen car parking spaces shown outlined within green boundary lines on Plan Number Three annexed and executed as relative hereto situated in the Landlords' Car Park at the Development; (Two) the right to the exclusive use of seventeen further car parking spaces within the Landlords' development at the Anderston Centre, Glasgow shown outlined in blue on Plan Number Three annexed and executed as relative hereto which car parking spaces last mentioned may be varied from time to time within the Landlords' development at the Anderston Centre by the Landlords acting reasonably provided that in the event of the Landlords so varying such car parking spaces the Landlords will use their best endeavours to provide substitute spaces as close as practically possible to the original spaces; (Three) the exclusive right to the use of the loading bay shown outlined in purple on Plan Number Three with pedestrian access thereto and egress therefrom via the gate in the fence adjacent thereto; (Four) the rights in common, rights of interest, rights of access and other rights effeiring to the Premises necessary for the full use and enjoyment of the Premises be they specifically herein defined or implied or otherwise including without prejudice to the foregoing generality a right in common with the Landlords and tenants and occupiers of other premises in the Property to:

                        (a) the use of the main entrance, entrance hall, staircases, passages, corridors, landings and lifts of the Property as a means of access to and egress from the Premises;

                        (b) the use of the entrance gates and roadways within the Development and the Landlords' development at the Anderston Centre as a means of access to and egress from the said car parking spaces and the said loading bay;
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                              REGISTERS OF SCOTLAND

                        (c) the free passage of ventilation, heating, water, soil, gas, electricity, telephone and other services in and through those parts of the service systems serving the Premises;

                        (d) the right to enter adjoining premises within the Property at all reasonable times (upon prior appointment except in case of an emergency) for the purpose of repairing or renewing the Premises or any part of the service systems serving the Premises exclusively; and

                        (e) support, shelter and protection from adjoining and adjacent premises within the Development.

TWO                     (a)   The dates of entry under the foregoing Lease shall
Entry and                     be
Duration:

                              (i) the Seventeenth day of June Nineteen hundred and ninety seven in respect of the first floor office accommodation comprised in the Premises and

                              (ii) the Eleventh day of August Nineteen hundred and ninety seven in respect of the second and third floor office suites comprised in the Premises.

                        (b) The duration of the Lease shall be from the aforesaid dates of entry until the Third day of February Two thousand and eight.

                        Provided however that the Tenants shall be entitled to determine this Lease with effect from the Second day of February Two thousand and three by serving not less than Twelve months' written notice to that effect on or prior to the Second day of February Two thousand and three time in relation to the date of service of such notice being of the essence:-

                        (a) the Tenants shall only be entitled to exercise their option provided that on the expiry of such notice they shall have paid the rents hereby due up to date and shall not be in material breach of any of the obligations on the Tenants' part herein contained which breach has been notified to the Tenants in writing no later than Two months prior to the expiry of such notice of termination and has not been remedied prior to that date of expiry and shall deliver vacant possession to the Landlords;

                        (b) the rights hereby conferred are without prejudice to the rights of either party in relation to breaches by the other of its obligations hereunder antecedent to the date the Lease is determined.
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                              REGISTERS OF SCOTLAND

THREE                   The share or percentage payable by the Tenants of the
Service Charge:         service costs referred to in Paragraph (FIVE) (a) of
                        Part III of this Schedule shall be (primo) 32.83% of the total charges incurred by the Landlords in maintaining the Landlords' Services specified in Part IV of this Schedule which apply to the Development (and are not otherwise covered in paragraphs (secundo) and (tertio) of this Clause) and are not recoverable from an individual tenant or tenants and do not apply to premises in the Development (other than the Premises) which are leased or designed for letting and (secundo)
                        47.87% of the total charges incurred by the Landlords in maintaining the Landlords' Services specified in Part IV of this Schedule which apply only to the Property and do not apply to premises in the Property (other than the Premises) which are leased or designed for letting and are not otherwise covered in Paragraph (tertio) of this Clause and (tertio) the whole or One hundred per centum
                        (100%) of the total charges incurred by the Landlords in maintaining the Landlords' Services specified in Part IV of this Schedule which apply only to the Premises.

FOUR                    The approved use of the Premises in terms of Paragraph
of Permitted Use:       TWELVE Part III of this Schedule shall be offices.
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                              REGISTERS OF SCOTLAND

                             PART II OF THE SCHEDULE

ONE                     The annual rent referred to in the foregoing Lease shall
Amount of Rent:         be the sum of THREE HUNDRED AND TWENTY TWO THOUSAND FIVE
                        HUNDRED AND SEVENTY POUNDS (L322,570) STERLING per annum or such increased sum as may be substituted as hereinafter specified.

TWO                     The annual rent referred to in Clause ONE hereof shall
Payment of              be paid by the Tenants to the Landlords without any
Annual Rent:            deduction whatever throughout the duration of the
                        foregoing Lease by equal quarterly payments in advance at the terms of Candlemas (Second February), Whitsunday
                        (Fifteenth May), Lammas (First August) and Martinmas
                        (Eleventh November) in each year. The first of such payments shall become due and payable at the date of entry under the foregoing Lease and shall be a proportionate payment for the period from that date to the term of Lammas Nineteen hundred and ninety seven following, and the next payment shall become due and payable at the term of Martinmas Nineteen hundred and ninety seven from the quarter beginning on that term and so forth quarterly and termly thereafter during the currency of the foregoing Lease.

THREE                   PROVIDED ALWAYS AND IT IS HEREBY FURTHER AGREED that:-
Rent Review:
                        (1)   With effect from the Third day of February Two
                              thousand and three ("the date of review") the annual rent hereinbefore provided shall be revised to such an amount as shall be the greater of (a) the annual rent payable by the Tenants immediately before the date of review and (b) the full commercial rental market value of the Premises (as hereinafter defined) at the date of review assessed in accordance with the following provisions of this Clause (such greater amount being hereinafter called "the revised rent");

                        (2) For the purposes of this Clause THREE "the full commercial rental market value of the Premises" at the date of review shall mean such an amount as may be agreed between the Landlords and the Tenants or determined in accordance with sub-clause (3) of this Clause THREE as reasonably representing the rental value of the Premises for a period of ten years on the open market as between a willing lessor and a willing lessee with vacant possession and upon the supposition (if not a fact)

                              (a) that all parts of the Premises are then available for use for the purposes herein permitted;
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                              REGISTERS OF SCOTLAND

                              (b) that the Tenants have complied with all the obligations on the part of the Tenants imposed under this Lease (but without prejudice to any rights of the Landlords in regard thereto);

                              (c) that on such letting the Tenants would not be entitled to any rent free period or other inducement; and


                              (d) that no work has been carried out by the Tenants or any sub-tenants which has diminished the rental value of the Premises and taking no account of:-

                                    (i)   any goodwill attributable to the
                                          Premises by reason of any trade or
                                          business carried on therein by the
                                          Tenants or any sub-tenants;

                                    (ii)  any effect of any improvements to the
                                          Premises (to which the Landlord shall
                                          have given written consent) carried
                                          out by the Tenants or any sub-tenants
                                          otherwise than in pursuance of an
                                          obligation to the Landlords under this
                                          Lease;

                                    (iii) any effect on rent of the fact that
                                          the Tenants or any sub-tenants may
                                          have been in occupation of the
                                          Premises;

                                    (iv)  the destruction of or damage to the
                                          Premises or any part thereof by way of
                                          the Insured Risks or otherwise in any
                                          manner of way whatever; and in all
                                          other respects on the terms and
                                          conditions of this Lease.

                        (3) If the Landlords and the Tenants shall be unable to agree on the amount of the full commercial rental market value of the Premises by the date of review then and in any such event the determination of the full commercial rental market value of the Premises at the date of review shall at any time thereafter be referred to a Surveyor who shall have no less than ten years relevant experience in lettings of similar properties to the Premises in the centre of Glasgow to be agreed upon by the parties hereto or in the event of failure so to agree then the same shall be nominated at any time at the request of the Landlords or the Tenants by the Chairman or Senior Office Holder for the time being of the Scottish Branch of the Royal Institution of Chartered Surveyors and the decision of such Surveyor who shall act as an expert and not as an arbiter shall be binding on both the Landlords and the Tenants and the provisions of the Administration of Justice (Scotland) Act 1972 shall not apply. Within one month of the date upon which such
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                              REGISTERS OF SCOTLAND

                              Surveyor is agreed upon or appointed as aforesaid the Landlords or the Tenants shall each be entitled to submit to such Surveyor written valuations, statements and other evidence relating to or supporting their assessment of the full commercial market rental value in which event they shall, at the same time, deliver to the other party a copy of all such valuations and others submitted as aforesaid. Such Surveyor shall, if so requested by written notice from one party (a copy of which shall be served on the other party) received within six weeks of such last mentioned date, hold a hearing at which both parties may be heard and, if present, cross-examined and that at such time or times and such place or places as such Surveyor shall appoint for that purpose; Provided always that if such Surveyor dies or is for any other reason unable to act before he shall have given his decision then either party hereto may request the Chairman or Senior Office Holder aforesaid to nominate a further Surveyor to act on the terms of this sub-clause and such request may be repeated as often as may be necessary. The fees payable to the Chairman and any such Surveyor and the Surveyor who could not deliver his decision shall be borne and paid by the parties hereto in such shares and in such manner as such Surveyor shall determine or failing such determination in equal shares.

                        (4) Notwithstanding the decision of the Surveyor hereinbefore referred to in no event shall the rent payable by the Tenants after the date of review be less than the rent payable by the Tenants immediately before the date of review.

                        (5) In the event that by the date of review the amount of the revised rent has not been agreed between the parties hereto or determined as aforesaid then in respect of the period of time (hereinafter called "the said interval") beginning with the date of review and ending on the rent quarter day immediately following the date upon which the amount of the revised rent is agreed or determined as aforesaid (which rent quarter day is hereafter called "the Relevant Date") the Tenants shall pay to the Landlords in manner hereinbefore provided the rent at the yearly rate payable immediately before the date of review Provided that on the seventh day following the Relevant Date there shall be due as a debt payable by the Tenants to the Landlords (without any requirement or any demand therefor by the Landlords) as arrears of rent an amount equal to the difference between the revised rent and the rent actually paid during the said interval and apportioned on a daily basis in respect of the said interval together with interest at Clydesdale Bank
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                              REGISTERS OF SCOTLAND
                              plc base lending rate on such amount from the date of review until the date on which amount shall be paid by the Tenants.

Restriction:            (6)   If at the date of review the Landlords shall be
                              obliged legally or otherwise to comply with any Act of Parliament Statutory Order or Regulation dealing with the control of rent and which shall restrict or modify the Landlords' right to revise the rent in accordance with the terms of this Lease or which shall restrict the right of the Landlord to demand or accept payment of the full amount of the rent for the time being payable under this Lease then the Landlords shall on the occasion that any such enactment is removed, relaxed or modified be entitled on giving not less than three month's notice in writing to the Tenants expiring after the date of such removal, relaxation or modification to introduce an intermediate review date (hereinafter called "the intermediate review date") which shall be the date of expiration of such notice and the rent payable hereunder from the intermediate review date shall be determined in like manner as the rent payable from the date of review as hereinbefore provided.

                        (7) As soon as the amount of rent payable after the date of review has been agreed or ascertained in accordance with the terms hereof (and if required by the Landlords so to do) the parties hereto will each at their own expense forthwith endorse a memorandum thereof on the Lease or execute a separate memorandum (at the option of the Landlords) specifying the amount of the revised rent and all stamp duties (if any) payable in respect thereof shall be borne and paid by the Tenants.

FOUR Interest shall be payable by the Tenants on the said annual rent at the rate of four per centum per annum above Clydesdale Bank plc base lending rate from the respective dates or terms of payment during the non payment thereof.

FIVE                    (A)   If the Premises or any part thereof shall at any
                              time be destroyed or so damaged as to be unfit for
                              occupation or use then save to the extent that the
                              relative Policy or Policies provided for in terms
                              of Clause (SIXTH) (Three) of the foregoing Lease
                              shall have been vitiated or payment of the Policy
                              monies refused in consequence of any act or
                              default on the part of the Tenants or those for
                              whom they are in law responsible then the rent and
                              Service Charge herein stipulated or a fair and
                              just proportion thereof according to the nature
                              and extent of the damage sustained shall be
                              suspended and cease to be payable until the
                              Premises shall again be rendered fit for
                              occupation and use or for a period of three years
                              from the
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                              REGISTERS OF SCOTLAND
                              date of such destruction or damage whichever shall be the earlier and in case of dispute as to the proportion or period of such abatement, the same shall be referred to a single arbiter to be mutually agreed or, falling agreement, to be nominated by the Dean of the Royal Faculty of Procurators in Glasgow and the award or awards of such arbiter shall be final and binding upon the parties without recourse to the Courts and any such recourse is hereby cancelled and waived;
                              Provided always that notwithstanding any rule of law to the contrary in the event of any damage to the Premises rendering the same unfit for occupation in whole or in part this Lease shall remain in full force and effect apart from the agreed cessor of rent and Service Charge for the said period of three years; (B) subject to the proviso in Clause (SIXTH) (Three) of the foregoing
                              Lease in the event of such damage not having been made good so as to render the Premises fit for occupation and use in terms of this Lease within said period of three years either the Landlord or the Tenant shall on the expiry of such period be entitled to terminate the Lease on giving not less than one month's written notice to the other to that effect.

                              REGISTERS OF SCOTLAND

                            PART III OF THE SCHEDULE


TENANTS' OBLIGATIONS
ONE                     Forthwith when the same become due to pay and discharge
To Pay Outgoings:       the whole rates, taxes, charges, duties, assessments,
                        outgoings and other impositions whatsoever (except in relation to the Landlords' interest or dealings) whether parliamentary, municipal or otherwise which are now or shall at any time hereafter during the currency of the foregoing Lease be charged, rated, assessed or imposed upon or in respect of the Premises or any part thereof or on the owner or occupier in respect thereof.

TWO                     To comply with all obligations (whether relating to the
To execute works        Premises or the business permitted to be carried on
required by             therein or otherwise) imposed by an Act or Acts of
Statute etc.:           Parliament, statutory instruments, or the rules,
                        bye-laws, regulations and notices, or orders of any local or other authority for the time being in force and to do and execute or cause to be done and executed all such works as under or by virtue of any such Act or Acts, statutory instruments, rule, bye-laws, regulations, notices or orders are or shall be properly directed or necessary to be done or executed upon or in respect of the Premises or any part thereof whether by the owner, landlord, tenant or occupier and at all times to keep the Landlords indemnified against all claims, demands and liability in respect thereof excepting any such claims, demands and liability arising from the Landlords' own actings, default or neglect providing however that there shall be excluded from the obligations of the Tenants under this Clause TWO any obligation which shall otherwise be the responsibility of the Landlords under Clause SIXTH of the foregoing
                        Lease.

THREE                   To accept the Premises as being in the condition stated
To fit out              in the Schedule of Condition annexed and executed as
and regain              relative hereto and at their own cost and expense to
                        repair and keep in good and substantial condition and repair and maintained and cleansed in every respect all to the reasonable satisfaction of the Landlords (damage by latent or inherent defects or by any of the insured risks referred to in the foregoing Lease excepted except to the extent that payment of any monies payable under any policy of insurance effected by the Landlords shall be refused either in whole or in part by reason of any act, neglect or default of the Tenants or the Tenants' servants, agents, licensees or invitees or any other person for whom the Tenants are responsible at law) and except as aforesaid to replace or renew or rebuild whenever necessary the Premises and all additions thereto and all drains, soil and other pipes, sewers, sanitary and water apparatus, glass, vaults, pavement lights and parts, pertinents and others therein or thereon exclusively

                              REGISTERS OF SCOTLAND
                        serving the Premises PROVIDED however that (1) the Tenants shall not be obliged to repair, maintain, replace, renew or rebuild the Premises to a better condition than is disclosed in the Schedule of Condition annexed and executed as relative hereto, (2) the Tenant shall not be liable to repair, replace, renew or rebuild damage to glass caused by staining and (3) the Tenants shall be obliged only to maintain the service lift comprised in the Premises in the condition in which it is taken over at the Date of Entry and provided they have taken all prudent measures in its maintenance including where appropriate the replacement of parts by way of normal servicing (declaring that the Tenants shall be deemed to have complied with this proviso if the Tenant shall enter into and maintain a maintenance contract with a reputable lift maintenance engineer) then the Tenants shall not be obliged to replace, renew or reinstate it.

FOUR In the fifth year of the foregoing Lease and thereafter within any consecutive period of five years provided that no more than five years should elapse between one redecoration in terms of this Clause and another, and also in the last three months of the foregoing Lease howsoever determined but not twice in any twelve month period, in a proper and workmanlike manner, all to the reasonable satisfaction of the Landlords, to prepare and paint all the wood, metal and other work on the inside of the Premises usually or requiring to be painted with one coat at least of good quality primer and undercoat paint and one coat of good quality top coat paint AND ALSO with every such internal painting to emulsion grain, varnish, french or wax polish, paper and otherwise decorate in a proper workmanlike manner with good quality materials to the reasonable satisfaction of the Landlords all such internal parts of the Premises as have been or ought properly to be so treated and as often as may be necessary to clean and treat in a suitable manner for its maintenance in good condition to the reasonable satisfaction of the Landlords all the wood and metal work and polished stone inside the Premises not required to be painted or polished and to clean to the reasonable satisfaction of the Landlords all tiles, glazed brick and similar washable surfaces AND so that in the last year of the foregoing Lease the tints, colours and patterns of all such works of internal painting and decoration shall be such as shall be previously approved by the Landlords in writing, such approval not to be unreasonably withheld or delayed.

FIVE                    (a)   Subject always to the provisions of Clause FIVE of
Service Charge:               Part II of this Schedule to pay to the Landlords
                              throughout the duration of the foregoing Lease a
                              Service Charge which shall be the sum or total of
                              (i) the whole of the
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                              REGISTERS OF SCOTLAND
                              insurance premiums paid by the Landlords in each calendar year in effecting and maintaining the insurance of the Premises in terms of Clause
                              (SIXTH) (Three) of the foregoing Lease and (ii) the proportions of percentages detailed in Part 1 of this Schedule (Paragraph THREE) (or such equitable variations thereof as may be necessary to maintain equity amongst all premises let or intended for letting in the Development in the event of any extension or modification to any of the subjects within the Development) of the whole proper costs reasonably incurred by the Landlords in each such year of implementing their obligations in terms of Part IV of this Schedule which costs (a) shall include any reasonable expense of common insurance in terms of Clause
                              SIXTH (Three) of the foregoing Lease properly incurred and not otherwise recoverable by the Landlords from the Tenants under paragraph (i) of this Clause or any other tenants or occupiers of any part of the buildings comprising the Development but shall exclude the ground rent payable by the Landlords to any Superior Landlord and (b) shall include any payments made by the Landlords in respect of excesses under any of the Landlords' insurance policies PROVIDED ALWAYS that in calculating the Service Charge payable by the Tenants pursuant to this Clause FIVE from time to time (1) the Tenants shall not be obliged to pay any part of the cost of repair, maintenance, renewal or reinstatement of the Development or any part thereof following on damage or destruction from a latent or inherent defect or from an insured risk, (2) the Tenants shall not be liable to pay any share of the costs of providing the Landlords' Services or common insurance aforesaid which is applicable to any premises in the Development (other than the Premises) which are leased or designed for letting and that whether or not the Landlords are able to recover such share from the occupier thereof, (3) the Tenants shall not be liable for any such costs incurred by the Landlords in respect of the repair, maintenance or renewal of the Development or any part thereof to a better condition than is disclosed in the Schedule of Condition annexed and executed as relative hereto, (4) for the avoidance of doubt the Tenants shall not be liable for any such costs involved in replacing or renewing the central beating boilers, hot water boilers, the lifts, the mechanical ventilation plant or other plant and machinery in the Development except to the extent that such replacement or renewal is of a minor part (but not the whole) and the part or parts in

                              REGISTERS OF SCOTLAND
                              question, cannot be economically repaired.

                        (b) To pay to the Landlords by quarterly installments in advance on account of such Service Charge such sum as the Landlords or their Managing Agents in either case acting reasonably shall fix from time to time as a reasonable estimate of the Service Charge (i) for the initial period from the date of entry under the foregoing Lease until the Thirty first day of December occurring next thereafter and (ii) for each Calendar Year thereafter; Declaring (primo) that as soon as practicable after such Thirty first December and after the end of every subsequent Calendar Year of the currency of the foregoing Lease the Landlords shall calculate and inform the Tenants of the Service Charge payable for the relevant Calendar Year and any underpayment will thereupon be payable by the Tenants within 14 days of demand therefor and any overpayment deducted from the amount next payable by the Tenants on account of the Service Charge (secundo) that any such overpayment due to the Tenants at the termination of the foregoing Lease shall be repaid to them forthwith subject to any lien the Landlords may have with interest at the rate provided in Clause FOUR of Part II of this Schedule from the due date till paid (tertio) that the Landlords shall keep or cause to be kept a proper account of their income and expenditure in each Calendar Year in respect of the Landlords' Services and the same shall be open for inspection by Tenants at the office of the Managing Agents or of the Landlords during normal business hours after reasonable written notice and such account shall be conclusive evidence of all matters recorded therein save in respect of manifest error.

SIX                     At the expiry or sooner termination of the foregoing
To leave in             Lease quietly and without any process of law to
good repair:            surrender to the Landlords the Premises and that in the
                        option of the Landlords either (a) together with all approved additions and improvements made thereto by the Tenants or any sub tenant and all fixtures (other than tenants' trade fixtures affixed by the Tenants or any sub-tenant) in or upon the Premises or which during the currency of the foregoing Lease may have been affixed or fastened to or upon the same by the Tenants or any sub tenant or (b) after removal of all such approved additions and improvements and reinstatement of the Premises to the original condition before any such additions and improvements had been made and that in such state and condition as shall in all respects be consistent with a full and due performance by the Tenants of the obligations on their part herein contained. Without prejudice to the foregoing generality at their

                              REGISTERS OF SCOTLAND
                        own cost and expense to repair and make good to the reasonable satisfaction of the Landlords all damage including damage to paintwork caused by the removal of trade or tenants' fixtures by the Tenants or any sub-tenant.


SEVEN                   (a)   To permit the Landlords and the Superior Landlords
To permit Landlords           or their Surveyors or agents or such workmen as
to enter and to               may be authorized by them respectively by prior
repair on notice:             appointment during reasonable hours to enter the
                              Premises and take a plan of and examine the state of repair and condition of the same and to take inventories of the fixtures and things to be surrendered at the expiry of the foregoing Lease and within Twenty eight days or sooner in case of emergency after notice in writing to the Tenants of all defects and wants of reparation found on such examination the repair of which is the responsibility of the Tenants under this Lease shall have been given to the Tenants to repair and make good the same in accordance with the provisions in that behalf hereinbefore contained and in case the Tenants shall make default in so doing it shall be lawful for workmen or others to be employed by the Landlords to enter upon the same and all proper expenses incurred thereby shall within 7 days of demand be paid by the Tenants to the Landlords with interest thereon at the rate of Four per centum per annum above
                              Clydesdale Bank plc base lending rate from the due date until paid and in the event of the Tenants not paying such expenses within one month from the date of demand this shall constitute a breach of the foregoing Lease.


To permit the           (b)   To permit the Landlords and the Superior Landlords
Landlords and others          or their Surveyors or agents or the tenants or
to enter to any               occupiers of adjoining or neighbouring property
repair or alter               now or at any time hereafter belonging or let to
on notice:                    the Landlords, or such workmen as may be
                              authorized by them respectively, by prior written appointment during hours to enter upon the Premises for the purpose of executing necessary repairs or alterations to or upon such adjoining or neighbouring adjoining properties property, such persons making good to the reasonable satisfaction of the Tenants all damage to the Premises and the contents thereof thereby occasioned and using their reasonable endeavors to minimize any disruption to the Tenants' business.

EIGHT                   Not to do or omit or suffer to be done or omitted any
Not to endanger         act, matter or thing whatsoever the doing or omission of
Insurance:              which would make void or violable the insurance effected
                        in terms of Clause (SIXTH) (Three) of the foregoing
                        Lease and (i) to free, relieve and indemnify the Landlords of, from and against all claims and

                              REGISTERS OF SCOTLAND
                        liabilities incurred as a result of any such insurance being made void or violable as a consequence of a failure by the Tenants to observe or implement the foregoing provisions of this Clause and (ii) to comply in all respects with the terms and conditions of the Landlords' insurance policy or policies and the reasonable requirements of the insurers (provided all such terms, conditions and requirements have been duly intimated in writing to the Tenants).


NINE                    In the event of any use to which the Tenants or their
To relieve Landlords    sub-tenants may put the Premises involving any increase
of additional           in the rate of insurance of adjoining premises whereby
Insurance Premiums:     the Landlords incur liability for the amount of the
                        increase in the premiums of insurance on such adjoining premises the Tenants shall be bound to pay and free and relieve and indemnify the Landlords of, from and against all or any such increase in premiums on said adjoining premises or otherwise in any manner of way declaring for the avoidance of doubt that the Tenants shall not be liable in terms of this Clause to the extent that the insurance premiums are increased as a result of the number of persons employed within the Premises.


TEN                     Not to make or permit or suffer to be made any external
Not to make any         or internal structural alterations or additions
structural              whatsoever in or to the Premises.  For the avoidance of
alterations:            doubt the Tenants shall be entitled to carry out non-
                        structural alterations or additions without obtaining the Landlords' consent.

ELEVEN                  Not to use the Premises or any part thereof or permit
To use for approved     the same to be used for purposes other than those
purposes only:          specified in Paragraph FOUR of Part I of this Schedule
                        unless such purposes have been approved in writing by the Landlords and not at any time to use the Premises or any part thereof or permit or suffer the same to be used for any illegal or immoral purpose or as licensed premises or for betting or gaming or for any noisy, noxious, dangerous or offensive trade, manufacture or business and not at any time to permit or to allow any person or persons to reside in the Premises or any part thereof.


TWELVE                  Not to permit any vehicles belonging to the Tenants or
Not to cause            their employees, servants, agents, licensees or invitees
obstruction:            except fire engines, ambulances and police cars in an
                        emergency to park outside the Premises at any time except in the designated car parking areas or to remain for an unreasonable time in the loading areas and not to permit any packing cases, goods or materials to be unpacked or deposited outside the Premises (other than temporarily).

THIRTEEN                Not to paint, write, place, affix, attach or exhibit nor
Displaying              to permit or allow to be painted, written, placed,
advertisements:         affixed, attached or exhibited advertisements any figure
                        or letter or any pole, flag, signboard, notice, poster,
                        inscription, bill, placard or
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                              REGISTERS OF SCOTLAND
                        sign whatsoever on the windows or on the exterior of the buildings and others forming any part of the Premises without the previous written consent of the Landlords, nor to hang, place, deposit or expose nor to permit or allow to be hung, placed, deposited or exposed outside any part of the building and others comprised in the Premises any goods, articles or things for sale without the previous written consent of the Landlords. The
                        Landlords undertake to the Tenants that the foregoing provisions of this Clause THIRTEEN are and will be included in other Leases of lettable premises within the Property. The Tenants shall be entitled to erect their own corporate signage within the lift lobby at each floor of the Premises. The Tenants shall be entitled to display their name and particulars on the Landlords' signboard to be provided by the Landlords at ground floor reception of No. 1 Cadogan Square and that in the Landlords' typeface.

FOURTEEN                Not to allow to pass into the sewers, drains or
Use of Sewers           watercourses or others serving the Premises any pungent,
etc. pollution          noxious, deleterious or injurious matter or gas or other
                        substance which may cause an obstruction in or injure the said sewers and others and not to allow to pass into the air any such matter or gas or other substance which may cause injury to health and in the event of any such obstruction or injury forthwith to remove such obstruction and to make good all damage and injury to the reasonable satisfaction of the Landlords.

FIFTEEN                 Generally not to do or to permit to be done upon or in
Not to commit           connection with the Premises anything which shall be a
a nuisance:             nuisance or cause of damage to the Landlords or a
                        nuisance to any adjoining or neighbouring property or the owner or occupier thereof.

SIXTEEN                 Not to do or permit or bring in or upon the Premises
Not to impose undue     anything which may put thereon any weight or impose
strain upon             strain in excess of  that which the Premises are
Premises:               calculated to bear with due margin for safety.

SEVENTEEN               In relation to the Planning Acts (by which expression it
Town and Country        is intended herein and also in the foregoing Lease to
Planning:               designate the Town and Country Planning (Scotland) Acts
                        1972 to 1977, the Local Government and Planning
                        (Scotland) Act 1982, the Town and Country Planning Act
                        1984 and the Planning and Compensation Act 1991 or any statutory modification or re-enactment thereof for the time being in force and any regulations, rules or orders made thereunder);

Not to contravene             (i)   Not to do or omit or permit to be done or
Planning Acts:                      omitted anything on or in connection with
                                    the Premises the doing or omission of which
                                    shall be a contravention of the Planning
                                    Acts or of any notices, orders, licenses,
                                    consents, permissions and conditions (if
                                    any) granted or
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                              REGISTERS OF SCOTLAND
                                    imposed thereunder or under any enactment repealed thereby and to indemnify the Landlords against all actions, proceedings, damages, penalties, costs, charges, claims and demands in respect of such acts and omissions or any of them provided however that the Landlords shall indemnify the Tenants in respect of any contravention by the Tenants of the Planning Acts by virtue of the authorized planning use of the Premises being Class 2 of the Schedule to the Town and Country Planning (Use Classes)
                                    (Scotland) Order 1989;

To make applications          (ii)  In the event of the Landlords giving written
under Planning Acts:                consent to any of the matters in respect of
                                    which the Landlords' consent shall be
                                    required under the provisions of Clauses
                                    (TEN) and (ELEVEN) of this Part of the
                                    Schedule or otherwise and in the event of permission from any Planning Authority under the Planning Acts being necessary for the fitting out or repair to or any change of use of the Premises to apply at the cost of the Tenants to the Local and Planning
                                    Authorities and such other authorities or bodies as may be requisite for all licences, consents and permissions which may be required in connection therewith and to give notice to the Landlords of the grant or refusal (as the case may be) of all such licenses, consents and permissions forthwith on receipt thereof;

Planning Permission           (iii) In the event of the said Planning Authority
subject to                          agreeing to grant the desired planning
conditions:                         permission only with modifications or
                                    subject to conditions not to accept
                                    modifications or conditions without the
                                    consent in writing of the Landlords such consent not to be unreasonably withheld or delayed and to give the Landlords forthwith full particulars of such modifications or conditions and if the same shall in the reasonable opinion of the Landlords be undesirable then the Tenants shall at the request of the Landlords withdraw their application;

Notice under                  (iv)  To give notice forthwith to the Landlords of
Planning Acts etc.:                 any notice, order or proposal for a notice
                                    or order served on the Tenants under the
                                    Planning Acts and of any other notice or
                                    proposal or communication served on the
                                    Tenants under any other authority likely to
                                    affect beneficially or detrimentally the
                                    Premises and if so required by the Landlords
                                    to produce the same, and at the request and
                                    cost of the Landlords to make or join in
                                    making such objections
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                              REGISTERS OF SCOTLAND
                                    or representations in respect of any
                                    proposal as the Landlords may acting
                                    reasonably require;

To comply with                (v)   To comply at the Tenants' own cost with any
Notices:                            notice or order served on the Tenants under
                                    the provisions of the Planning Act in
                                    relation to the Premises;

To apportion                  (vi)  If the Tenants shall receive any
compensation:                       compensation with respect to their interest
                                    under the foregoing Lease because of any restriction placed upon the use of the Premises or any part thereof under or by virtue of the Planning Acts then, if and when the Tenants' interest under the foregoing Lease shall be determined, however that event may occur, the Tenants shall forthwith make such provision as is just and equitable for the Superior Landlords and the Landlords to receive their due benefit for such compensation;

To produce plans              (vii) If and when called upon so to do to produce
etc.: to the Landlords or the Landlords' Surveyor all such plans, documents and other evidence in duplicate as the Landlords may reasonably require to satisfy the Landlords that the provisions of this Clause have been complied with in all respects.

EIGHTEEN                Not to close up nor to permit to be closed up any of the
Not to permit           windows, lights or ventilators belonging to the Premises
obstructions or         and, in case any encroachment or servitude whatsoever
encroachments:          shall be attempted to be made or acquired by any person
                        or persons whomsoever, to give notice thereof in writing to the Landlords immediately the same shall come to the notice of the Tenants and at the joint cost to do all such things as may be proper for preventing any new encroachment or servitude being made or acquired.

NINETEEN                To permit the Landlords or their Surveyors or others
To allow Landlords      having authority from the Landlords at any time during
to erect "To Let"       the last six months of the foregoing Lease (howsoever
Boards:                 determined) at reasonable times by prior appointment
                        with the Tenants to enter upon the Premises or any part
                        thereof for the purpose of taking schedules or
                        inventories of the fixtures and fittings to be yielded
                        up at the expiry of the foregoing Lease and to put out
                        and maintain such "To Let" and "For Sale" boards upon
                        the Premises as the Landlords may consider desirable but
                        such boards shall be so erected as not to obscure the
                        windows or approved signs of the Premises;
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                              REGISTERS OF SCOTLAND

TWENTY                  To afford the Landlords during the last six months of
To afford Landlords     the foregoing Lease (howsoever determined) all
facilities to re-let    reasonable facilities for the purpose of letting the
or sell:                Premises or of selling the same including access to the
                        Premises at reasonable times upon prior appointment by the Landlords or their Surveyors or Agents or by prospective tenants or purchasers or others having written authority from the Landlords;

TWENTY ONE              (a)   Not to assign, sub-lease, charge other than by
Assignation and               floating charge or otherwise in any way or for any
sub-letting:                  purpose deal with the Tenants' interest in the
                              whole of the Premises without the prior written consent of the Landlords which consent shall not be unreasonably withheld or delayed.

                        (b) Not to assign, sub-lease, charge or otherwise in any way or for any purpose deal with the Tenants' interest in part only of the Premises except that the Tenants shall be entitled with the prior written consent of the Landlords (which consent shall not be unreasonably withheld or delayed)

                              (i)   to sublet whole floors or whole wings
                                    comprised in the Premises and

                              (ii) to sublet parts of both wings subject always to there being no more than six sub tenants at any one time.

                        (c) Providing further that every permitted sub-lease under this Clause shall be granted, subject to the whole conditions of this Schedule and such other conditions as the Landlords shall approve in writing such approval not to be unreasonably withheld or delayed, in consideration for a full market rent with appropriate reviews (all fines and premiums being prohibited) and shall contain:-

                              (i) an unqualified undertaking by the sub-tenant not to assign, sub-lease, charge other than by floating charge or otherwise in any way or for any purpose deal with the sub-tenant's interest in part only of the subjects thereby leased, and,

                              (ii) an undertaking on the part of the sub-tenant that the sub-tenant shall not assign, sub-lease, charge other than by floating charge or otherwise in any way or for any purpose deal with the sub-tenant's interest in the whole of the subjects thereby leased without previously obtaining the written consent of the Landlords which consent shall not be unreasonably withheld or delayed and a provision that any permitted sub-lease granted out of sub-lease
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                              REGISTERS OF SCOTLAND
                                    whether mediate or immediate shall contain similar provisions.

                        (d) Notwithstanding any other provision contained in this Lease, the Tenants shall be entitled (without consent) to permit any Related Company as aftermentioned to occupy the Premises or any part thereof from time to time during the period of this Lease. For the purposes of this Lease "Related Company" shall mean a company which is a subsidiary of or holding company or a subsidiary of a holding company of the Tenants as the terms "subsidiary" and "holding company" are defined in the Companies Act 1985; Provided that (One) the provisions of this clause shalt subsist only for so long as ClinTrials Research Limited shall have right to the interest of the Tenants hereunder
                              (Two) the rights of occupation of any Related Company shall be attributable to the Licence of the Tenants only and not to any tenancy and (Three) the Tenants shall give to the Landlords not less than fourteen days' prior written notice of the identity of the parties intending to take occupation of the Leased Premises from time to time.

                        (e) For the avoidance of doubt nothing contained in this Lease shall be construed so as to impose any continuing liability upon any party having right to the interest of the Tenants under the foregoing Lease following intimation to the Landlords of a permitted assignation of that interest.

TWENTY TWO              Subject to Clause (TWENTY ONE) hereof within one month
To exhibit              of granting an assignation of the foregoing Lease or of
under-leases:           entering into any sub-lease or of completing any
                        agreement or deed dealing with the Tenants' interest in the Premises or any part thereof to deliver in duplicate a certified copy, or official extract from the Registers of Scotland, of the same to the Landlords for their retention.

TWENTY THREE            To insure and indemnify and keep indemnified the
To indemnify            Landlords from liability in respect of any injury to or
Landlords:              death of any person, damage to any property, heritable
                        or moveable, the infringement, disturbance or destruction of any right, servitude or privilege or otherwise by reason of or arising directly or indirectly out of the repair, state of repair, condition or any alteration by the Tenants to or to the use hereinbefore permitted of the Premises and from all proceedings, costs, claims and demands of whatsoever nature in respect of any such liability or alleged liability.

TWENTY FOUR             To observe and perform such reasonable rules (including,
Management Rules:       but without limiting the generality hereof, rules as to
                        cleanliness, refuse disposal, traffic circulation,
                        parking, loading and unloading as the Landlords may from
                        time to time make acting reasonably but not in respect
                        of hours for access and late working in offices
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                              REGISTERS OF SCOTLAND
                        access via the service lift stair being unrestricted for the normal management of the Development of which the Premises form part in the interest of all their tenants;
                        Provided always that access, loading and unloading and other facilities and services (except heating which will at all necessary times conform at least to the Statutory requirements in force from time to time) shall not be restricted on normal working days to less than the usual local business hours plus one hour before and after the same time.


TWENTY FIVE             Within 14 days of demand to free and relieve the
To indemnify            Landlords of all reasonable surveyors' and solicitors'
Landlords for           fees and other professional charges and expenses
expenses incurred:      (including Value Added Tax) properly incurred by the
                        Landlords (including such fees and others incurred by the Superior Landlords) in connection with any application to the Landlords for consent or approval in terms of this Schedule or in consequence thereof. In addition, to pay all such reasonable fees, charges and others properly incurred as aforesaid relating to the preparation and service of any notice or of any proceedings instituted by the Landlords arising out of any breach by the Tenants of the obligations on their part contained or referred to herein or in the foregoing
                        Lease and any one schedule of dilapidations which the Landlords may properly serve at or about the expiry or earlier termination of the foregoing Lease.

TWENTY SIX              Not knowingly to let anyone for whom the Tenants are
Vicarious liability:    responsible at law do or omit anything which would be
                        forbidden by this Lease if done or omitted by the
                        Tenants.
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                              REGISTERS OF SCOTLAND

                             PART IV OF THE SCHEDULE

Landlords'              To carry out or to procure the carrying out of the
Obligations             following services:-
To Repair
                        (One)   Keeping the Property wind and water tight and
                                maintaining and executing all repairs or renewals as may be required to the structure thereof including maintenance and repair and renewal of the Development the foundations, the frame, the pillars, the platform, the roof, the walls, the structure of the floors, the underbuilding, and the floor and roof slabs and maintaining in good decorative order and repair all such parts of the Development and the Landlords' fittings and fixtures and equipment therein as are not the liability of the Tenants or any particular owner, lessee or occupier thereof and providing between the hours of Eight a.m. and Six p.m, at least from Mondays to Fridays inclusive such heating, lighting, air conditioning and ventilation of the Property as the Landlords acting reasonably may think reasonable and also keeping clean and in good repair and maintaining and renewing, when necessary (where these responsibilities do not fall on the local or any other authority) the common parts, the car parks, passageways, sewers, drains, plumbing, pipes and wires and other conducting media, plant and central heating installations enjoyed by the Tenants in common with any other tenants and occupiers within the Development.

                        (Two) Maintaining in good operating condition and paying the operating costs of the Landlords' lifts, machinery, lighting equipment and heating, air conditioning or ventilation plant from time to time within the Property excluding the Premises for use or enjoyment by the Tenants and other tenants, occupiers or users thereof.

                        (Three) Providing such staff, porters, security guards,
                                gardeners, cleaners and others and such other services and amenities as the Landlords acting reasonably shall think appropriate or desirable having regard to the character of the Development or the purpose for which the same may be used.

                        (Four) Administering, maintaining, cleansing, repairing and renewing (where this responsibility does not fall on the local authority or any other authority) the common parts of the Development and supervising all requisite works thereto and, if necessary, supplementing the cleansing
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                              REGISTERS OF SCOTLAND
                                and maintenance of common parts taken over or maintainable by the Local Authority and generally doing such other things and providing such other services in accordance with the principles of good estate management with power to employ suitable managers or agents as the Landlords acting reasonably shall deem appropriate to provide and supervise the services on reasonable commercial terms.
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                              REGISTERS OF SCOTLAND

                             PART IV OF THE SCHEDULE


                   SCHEDULE OF LANDLORDS FIXTURES AND FITTINGS